                   AmeriCredit Automobile Receivables Trust 1996-B
                  6.50% Automobile Receivables - Backed Certificates
                                Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Pooling and Servicing Agreement, relating to the formation of the AmeriCredit Automobile Receivables Trust 1996-B, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Trustee, dated as of April 30, 1996. Defined terms have the meanings assigned to them in the Pooling and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:  02/01/97
Monthly Period Ending:     02/28/97

I.   MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
     A.  Beginning of period Principal Balance                         $95,176,547
                                                                       -----------
     B.  Monthly Principal Amounts

         (1) Collections on Receivables outstanding
              at end of period                             3,026,222
                                                           ---------
         (2) Collections on Receivables paid off
              during period                                1,304,517
                                                           ---------
         (3) Receivables becoming Liquidated Receivables
              during period                                1,511,610
                                                           ---------
         (4) Receivables becoming Purchased Receivables
              during period
                                                           ---------
         (5) Cram Down Losses occurring during period
                                                           ---------
         (6) Other Receivables adjustments                     6,659
                                                           ---------
         (7) Less amounts allocable to Interest           (1,331,611)
                                                           ---------

          Total Monthly Principal Amounts                                4,517,397
                                                                       -----------
     C.  End of period Principal Balance                               $90,659,150
                                                                       -----------
     D.  Pool Factor                                                    71.938169%
                                                                       -----------

II.  MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:

                                                        CLASS A        CLASS B         TOTAL
     A. Beginning of period Certificate Balance       $87,562,423    $7,614,124     $95,176,547
                                                      -----------------------------------------
     B. Certificateholders' Principal Distributable
         Amount                                        4,156,005        361,392       4,517,397
          (92% of I.B. for Class A and
          8% of I.B. for Class B)

     C. Change in Class B Principal Carryover Shortfall        0       (296,905)       (296,905)
                                                      -----------------------------------------

     D. End of period Certificate Balance            $83,406,418     $7,549,637     $90,956,055
                                                      -----------------------------------------

     E. Certificate Factor                            71.938169%     74.883103%      72.173763%
                                                      -----------------------------------------

III. RECONCILIATION OF COLLECTION ACCOUNT:

     A.  Available Funds:
         (1) Collections on Receivables during period
              (net of Liquidation Proceeds)                $4,330,739
                                                           ----------
         (2) Liquidation Proceeds collected
              during period                                   616,471
                                                           ----------
         (3) Purchase Amounts deposited in Collection
              Account
                                                           ----------
         (4) Investment income                                 13,019
                                                           ----------
         (5) Collection of Supplemental Servicing Fees         86,946
                                                           ----------

         Total Available Funds                                          5,047,175
                                                                        ---------
     B.  Distributions:

         (1) Basic Servicing Fee and Supplemental
             Servicing Fees                                   282,058
                                                           ----------
         (2) Agent fees                                         4,759
                                                           ----------
         (3) Class A Interest Distributable Amount            474,296
                                                           ----------
         (4) Class A Principal Distributable Amount         4,156,005
                                                           ----------
         (5) Security Insurer Premiums                         24,327
                                                           ----------
         (6) Class B Coupon Interest Amount                    41,243
                                                           ----------
         (7) Class B Principal Distributable Amount           361,392
                                                           ----------
         (8) Class B Excess Interest Amount                         0
                                                           ----------
         (9) Change in Class B Principal Carryover
              Shortfall                                      (296,905)
                                                           ----------

          Total distributions                                           5,047,175
                                                                        ---------
     C.   Deficiency Claim Amount                                              $0
                                                                        ---------
IV.  RECONCILIATION OF CLASS B PRINCIPAL CARRYOVER SHORTFALL:

     A.  Beginning of Period Class B Principal
          Carryover Shortfall                                                  $0
                                                                        ---------
     B.  Current Month Change                                             296,905
                                                                        ---------
     C.  End of Period Class B Principal Carryover Shortfall             $296,905
                                                                        ---------
V.   RECONCILIATION OF SPREAD ACCOUNT:

     A.  Beginning of period Spread Account balance                    $5,710,593
                                                                        ---------
     B.  Additions to Spread Account

         (1)  Distributions to Class B Certificateholders     105,730
               (Total of III.B. (6), (7), (8) and (9))     ----------
         (2)  Investment income                                23,267
                                                           ----------
          Total Additions                                                 128,997
                                                                        ---------
     C.  Spread Account balance prior to withdrawals                    5,839,590
                                                                        ---------

     D.   Requisite Amount of Spread Account

          (1)   6% of end of period Principal Balance                     5,439,549
                                                                        -----------
          (2)   $100,000                                                    100,000
                                                                        -----------
          (3)   2.5% of Cut-off Date Principal Balance                    3,150,593
                                                                        -----------
          (4)   End of period Class A Certificate Balance                83,406,418
                                                                        -----------
          (5)   Lesser of (3) or (4)                                      3,150,593
                                                                        -----------
          (6)   Greater of (2) or (5)                                     3,150,593
                                                                        -----------
          (7)   12% of end of period Principal Balance if Trigger Date            0
                                                                        -----------
          Requisite Amount of Spread Account (greater
          of (1) or (6) or (7) if applicable)                                          5,439,549
                                                                                      ----------
     E.   Withdrawals from Spread Account

          (1)   Priority First - Deficiency Claim Amount
                                                                        -----------
          (2)   Priority Second through Sixth
                                                                        -----------
          (3)   Priority Seventh  (C. minus D.)                             400,041
                                                                        -----------
          Total withdrawals                                                              400,041
                                                                                      ----------
     F.   End of period Spread Account balance                                        $5,439,549
                                                                                      ----------
VI.  PERFORMANCE TESTS:

     A.   Delinquency Ratio

          (1)   Receivables with Scheduled Payment
                 delinquent more than 30 days
                 at end of period                                       $ 9,454,443
                                                                        -----------
          (2)   Purchased Receivables with Scheduled
                 Payment delinquent more than 30
                 days at end of period
                                                                        -----------
          (3)   Beginning of period Principal Balance                    95,176,547
                                                                        -----------
          (4)   Delinquency Ratio (1)+(2) divided by (3)                                    9.93%
                                                                                      ----------
          (5)   Previous Monthly Period Delinquency Ratio                                  11.18%
                                                                                      ----------
          (6)   Second previous Monthly Period Delinquency Ratio                           11.48%
                                                                                      ----------
          (7)   Average Delinquency Ratio (4)+(5)+(6)
                 divided by 3                                                              10.86%
                                                                                      ----------
          (8)   Compliance (Delinquency Test Failure is a
                 Delinquency Ratio equal to or greater than 14%)                             yes
                                                                                      ----------
     B.   Default Ratio

          (1)   Receivables becoming Defaulted Receivables
                 during period                                          $ 1,006,756
                                                                        -----------
          (2)   Purchased Receivables with Scheduled
                 Payment delinquent more than 30
                 days at end of period
                                                                        -----------
          (3)   Beginning of period Principal Balance                    95,176,547
                                                                        -----------
          (4)   Default Ratio (1)+(2) x 12 divided by (3)                                  12.69%
                                                                                      ----------
          (5)   Previous Monthly Period Default Ratio                                      17.02%
                                                                                      ----------
          (6)   Second previous Monthly Period Default Ratio                               14.29%
                                                                                      ----------
          (7)   Average Default Ratio (4)+(5)+(6)
                 divided by 3                                                              14.67%
                                                                                      ----------
          (8)   Compliance (Default Test Failure is a
                 Default Ratio equal to or greater than 21%)                                 yes
                                                                                      ----------


     C.   Net Loss Ratio

          (1)   Receivables becoming Liquidated Receivables
                 during period                                          $ 1,511,610
                                                                        -----------
          (2)   Purchased Receivables with Scheduled
                 Payment delinquent more than 30
                 days at end of period
                                                                        -----------
          (3)   Cram Down Losses occurring during period
                                                                        -----------
          (4)   Liquidation Proceeds collected
                 during period                                             (616,471)
                                                                        -----------
          (5)   Beginning of period Principal Balance                    95,176,547
                                                                        -----------
          (6)   Net Loss Ratio (1)+(2)+(3)-(4) x 12
                 divided by (5)                                                            11.29%
                                                                                      ----------
          (7)   Previous Monthly Period Net Loss Ratio                                      7.01%
                                                                                      ----------
          (8)   Second previous Monthly Period Net Loss Ratio                               6.34%
                                                                                      ----------
          (9)   Average Net Loss Ratio (6)+(7)+(8)
                 divided by 3                                                               8.21%
                                                                                      ----------
          (10)  Compliance (Net Loss Test Failure is a
                 Net Loss Ratio equal to or greater than 12%)                                yes
                                                                                      ----------
VII. DELINQUENCY:

     A.   Receivables with Scheduled Payment delinquent

          (1)   31-60 days                                             #        703   $6,681,747
                                                                        ------------------------
          (2)   61-90 days                                                      196    1,887,367
                                                                        ------------------------
          (3)   over 90 days                                                     92      885,329
                                                                        ------------------------
          Receivables with Scheduled Payment delinquent
           more than 30 days at end of period                                   991   $9,454,443
                                                                        ------------------------
VIII. MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

     A.   Beginning of period number of Receivables                                       10,391
                                                                                      ----------
     B.   Number of Receivables becoming Liquidated
           Receivables during period                                                         192
                                                                                      ----------
     C.   Number of Receivables becoming Purchased
           Receivables during period
                                                                                      ----------
     D.   Number of Receivables paid off during period                                       157
                                                                                      ----------
     E.   End of period number of Receivables                                             10,042
                                                                                      ----------
IX.  STATISTICAL DATA:

     A.   Weighted Average APR of the Receivables                                          20.30%
                                                                                      ----------
     B.   Weighted Average Remaining Term of the Receivables                               39.65
                                                                                      ----------
     C.   Average Receivable Balance                                                  $    9,028
                                                                                      ----------


AmeriCredit Financial Services, Inc.

By:
          -----------------------------------
Name:     Daniel E. Berce
Title:    Executive Vice-President
          Chief Financial Officer & Treasurer
Date:     March 5, 1997